
                           NEW PERSPECTIVE FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 2005
                      (as supplemented April 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of New Perspective Fund (the
"fund" or "NPF") dated December 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           New Perspective Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                         New Perspective Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund invests primarily in common stocks.

..    The fund may invest up to 10% of its assets in nonconvertible debt securities rated Baa or below by Moody's Investors Service ("Moody's") and
     BBB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

..    The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative

                         New Perspective Fund -- Page 2

and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

                         New Perspective Fund -- Page 3
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INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and western Europe. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any

                         New Perspective Fund -- Page 4

decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they

                         New Perspective Fund -- Page 5

generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank,
Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage
Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit
Bank System.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the
Securities Act of 1933 (the "1933 Act"), or in a registered public offering.
Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss or be costly to the fund.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2005 and 2004 were 30% and 19%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                         New Perspective Fund -- Page 6

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

The fund will not:

1.   Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2.   Invest in companies for the purpose of exercising control or management;

3.   Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

5.   Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

6.   Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities
Act of 1933;

7.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities on margin;

10.  Issue senior securities or borrow money, except as permitted by the 1940
Act, as amended, or any rule thereunder, any SEC or SEC staff interpretation thereof or any exemptions therefrom which may be granted by the SEC; nor

                         New Perspective Fund -- Page 7

11.  Mortgage, pledge or hypothecate its assets to any extent.

For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

For purposes of Investment Restriction #8, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund will not purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2.   The fund will not invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3.   The fund will not invest in puts, calls, straddles or spreads, or combinations thereof;

4.   The fund will not purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures;

5.   The fund will not invest in securities of other investment companies, except as permitted by the 1940 Act. The fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the SEC;

6.   The fund will not invest knowingly more than 10% of its net assets in illiquid securities;

7.   The fund does not currently intend to engage in an ongoing or regular securities lending program; and

8.   The fund will only borrow for temporary or emergency purposes and not for investment in securities.

                         New Perspective Fund -- Page 8

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                        YEAR FIRST                                           NUMBER OF PORTFOLIOS
                         POSITION        ELECTED                                               WITHIN THE FUND
                         WITH THE       A DIRECTOR       PRINCIPAL OCCUPATION(S) DURING      COMPLEX/2/ OVERSEEN
    NAME AND AGE           FUND       OF THE FUND/1/             PAST FIVE YEARS                 BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
-------------------------------------------------------------------------------------------------------------------

 Elisabeth Allison     Director            1991        Partner, ANZI, Ltd. (transactional             3
 Age: 59                                               work specializing in joint ventures
                                                       and strategic alliances); Business
                                                       negotiator, Harvard Medical School

-------------------------------------------------------------------------------------------------------------------
 Vanessa C.L. Chang    Director            2000        Director, El & El Investments (real            3
 Age: 53                                               estate); former Chief Executive
                                                       Officer and President,
                                                       ResolveitNow.com (insurance-related
                                                       internet company); former Senior
                                                       Vice President, Secured Capital
                                                       Corporation (real estate investment
                                                       bank); former Partner, KPMG LLP
                                                       (registered public accounting firm)

-------------------------------------------------------------------------------------------------------------------
 Robert A. Fox         Director            1979        Managing General Partner, Fox                  7
 Age: 68                                               Investments LP; Corporate director;
                                                       retired President and CEO, Foster
                                                       Farms (poultry producer)

-------------------------------------------------------------------------------------------------------------------
 Jae H. Hyun           Director            2002        Chairman of the Board, Tong Yang               3
 Age: 56                                               Major Corp. (holding company of
                                                       Tong Yang Group companies)
-------------------------------------------------------------------------------------------------------------------
 Koichi Itoh           Director            1994        Executive Chairman of the Board,               5
 Age: 65                                               Itoh Building Co., Ltd. (building
                                                       management); former President,
                                                       Autosplice KK (electronics)
-------------------------------------------------------------------------------------------------------------------
 William H. Kling      Director            1987        President, American Public Media      8
 Age: 63                                               Group
-------------------------------------------------------------------------------------------------------------------
 John G. McDonald      Director            1978        Professor of Finance, Graduate                 8
 Age: 68                                               School of Business, Stanford
                                                       University
-------------------------------------------------------------------------------------------------------------------
 William I. Miller     Chairman of         1992        Chairman of the Board and CEO,                 3
 Age: 49               the Board                       Irwin Financial Corporation
                       (Independent
                       and
                       Non-Executive)
-------------------------------------------------------------------------------------------------------------------
 Alessandro Ovi        Director            2005        Publisher and Editor, Technology               3
 Age: 61                                               Review; President, TechRev.srl;
                                                       former Special Advisor to the
                                                       President, European Commission;
                                                       former Chief Executive Officer,
                                                       Tecnitel (subsidiary of a
                                                       telecommunications company)
-------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton     Director            1996        Chairman of the Board and CEO,                 6
 Age: 66                                               Cairnwood, Inc. (venture capital
                                                       investment)
-------------------------------------------------------------------------------------------------------------------
 Rozanne L. Ridgway    Director            2000        Director of companies; Chair                   3
 Age: 70                                               (non-executive), Baltic-American
                                                       Enterprise Fund; former Co-Chair,
                                                       Atlantic Council of the United
                                                       States
-------------------------------------------------------------------------------------------------------------------

                         OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE                 BY DIRECTOR
-------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
--------------------------------------------------------

 Elisabeth Allison     Color Kinetics, Inc.
 Age: 59
-------------------------------------------------------
 Vanessa C.L. Chang    None
 Age: 53
-------------------------------------------------------
 Robert A. Fox         Chemtura Corporation
 Age: 68
-------------------------------------------------------
 Jae H. Hyun           Tong Yang Investment Bank; Tong
 Age: 56               Yang Magic, Inc.; Tong Yang
                       Systems Corp.
-------------------------------------------------------
 Koichi Itoh           None
 Age: 65
-------------------------------------------------------
 William H. Kling      Irwin Financial Corporation
 Age: 63
-------------------------------------------------------
 John G. McDonald      iStar Financial, Inc.; Plum
 Age: 68               Creek Timber Co.; Scholastic
                       Corporation; Varian, Inc.
-------------------------------------------------------
 William I. Miller     Cummins, Inc.
 Age: 49
-------------------------------------------------------
 Alessandro Ovi        Assicurazioni Generali; Korn &
 Age: 61               Ferry Europe (Advisory Board);
                       Telecom Italia Media; ST
                       Microelectronics; Guala Closures
                       SpA
-------------------------------------------------------
 Kirk P. Pendleton     None
 Age: 66
-------------------------------------------------------
 Rozanne L. Ridgway    Boeing; 3M Corporation; Emerson
 Age: 70               Electric; Manpower, Inc.; Sara
                       Lee Corporation
-------------------------------------------------------

                         New Perspective Fund -- Page 9


                                                       PRINCIPAL OCCUPATION(S)
                                      YEAR FIRST               DURING
                                       ELECTED           PAST FIVE YEARS AND       NUMBER OF PORTFOLIOS
                       POSITION       A DIRECTOR           POSITIONS HELD            WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER    WITH AFFILIATED ENTITIES     COMPLEX/2/ OVERSEEN              HELD
   NAME AND AGE          FUND       OF THE FUND/1/  OR THE PRINCIPAL UNDERWRITER       BY DIRECTOR               BY DIRECTOR
                                                             OF THE FUND
-------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/5,6/

-----------------------------------------------------------------------------------------------------------------------------------

 Gina H. Despres      Vice               1991        Senior Vice President,                  4            None
 Age: 64              Chairman of                    Capital Research and
                      the Board                      Management Company; Senior
                                                     Vice President, Capital
                                                     Strategy Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland     Vice               1991        Senior Vice President,                  1            None
 Age: 55              Chairman of                    Capital Research and
                      the Board                      Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Director           2000        Executive Vice President               16            None
 Jr.                                                 and Director, Capital
 Age: 56                                             Research and Management
                                                     Company; Director, The
                                                     Capital Group Companies,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------

                         New Perspective Fund -- Page 10


                                                                                       PRINCIPAL OCCUPATION(S) DURING
                                                                                     PAST FIVE YEARS AND POSITIONS HELD
                                POSITION            YEAR FIRST ELECTED                    WITH AFFILIATED ENTITIES
                                WITH THE                AN OFFICER                      OR THE PRINCIPAL UNDERWRITER
    NAME AND AGE                  FUND                OF THE FUND/1/                            OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/6/
------------------------------------------------------------------------------------------------------------------------------------

 Robert W. Lovelace            President                   2001          Senior Vice President, Capital Research and Management
 Age: 43                                                                 Company; Chairman of the Board, Capital Research Company*;
                                                                         Director, The Capital Group Companies, Inc.*
------------------------------------------------------------------------------------------------------------------------------------
 Catherine M. Ward       Senior Vice President             1991          Senior Vice President and Director, Capital Research and
 Age: 58                                                                 Management Company; Director, American Funds Service
                                                                         Company*; Secretary and Director, Capital Group Research,
                                                                         Inc.*
------------------------------------------------------------------------------------------------------------------------------------
 Timothy P. Dunn             Vice President                2000          Vice President, Capital Research and Management Company;
 Age: 44                                                                 Senior Vice President, Capital Research Company*

------------------------------------------------------------------------------------------------------------------------------------
 F. Galen Hoskin             Vice President                2003          Senior Vice President, Capital Research Company*
 Age: 41
------------------------------------------------------------------------------------------------------------------------------------
 Jonathan O.                 Vice President                1998          Senior Vice President, Capital Research Company*
 Knowles
 Age: 44
------------------------------------------------------------------------------------------------------------------------------------
 David M. Riley              Vice President                2003          Senior Vice President, Capital Research Company*
 Age: 38
------------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti              Secretary                   1984          Vice President - Fund Business Management Group, Capital
 Age: 49                                                                 Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould               Treasurer                   1993          Vice President - Fund Business Management Group, Capital
 Age: 51                                                                 Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Jennifer Buchheim        Assistant Treasurer                            Vice President - Fund Business Management Group, Capital
 Age: 32                                                                 Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------

                         New Perspective Fund -- Page 11


* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 A "Non-Interested" Director refers to a Director who is not an "interested person" within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund's investment adviser, Capital Research and Management
 Company, or affiliated entities (including the fund's principal underwriter).
5 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
6 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                         New Perspective Fund -- Page 12


FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Elisabeth Allison             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Vanessa C.L. Chang            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert A. Fox                  Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jae H. Hyun                 $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Koichi Itoh                    Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 William H. Kling               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 William I. Miller             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Alessandro Ovi                     None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton            $10,001 - $50,000            Over $100,000
-------------------------------------------------------------------------------
 Rozanne L. Ridgway          $50,001 - $100,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Gina H. Despres                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Gregg E. Ireland               Over $100,000              Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.
DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or
Director who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each Non-Interested Director an annual fee of $20,000. If the aggregate annual fees paid to a Non-Interested Director by all funds advised by the investment adviser is less than $60,000, that
Non-Interested Director would be eligible for a $60,000 alternative fee. This alternative fee is paid by those funds for which the Non-Interested Director serves as a director on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a Director to oversee even one fund. A Non-Interested Director who is chairman of the Board (an
"independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair an attendance fee (as described below) for each meeting of a committee of the Board of Directors attended as a non voting ex-officio member.

                        New Perspective Fund -- Page 13

In addition, the fund generally pays to Non-Interested Directors fees of (a)
$2,500 for each Board of Directors meeting attended and (b) $1,500 for each meeting attended as a member of a committee of the Board of Directors.

Non-Interested Directors also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other funds advised by the investment adviser. The fund and the other funds served by each Non-Interested Director each pay an equal portion of these attendance fees.

The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Non-Interested Directors, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of fund expenses.
Non-Interested Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The Investment Adviser also reimburses certain expenses of the
Non-Interested Directors.

                         New Perspective Fund -- Page 14

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2005

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Elisabeth Allison               $44,998                          $115,500
------------------------------------------------------------------------------------------
 Vanessa C.L. Chang               62,666                           101,000
------------------------------------------------------------------------------------------
 Robert A. Fox/3/                 39,858                           280,500
------------------------------------------------------------------------------------------
 Jae H. Hyun                      53,000                            83,000
------------------------------------------------------------------------------------------
 Koichi Itoh/3/                   39,998                           113,500
------------------------------------------------------------------------------------------
 William H. Kling/3/              37,200                           161,500
------------------------------------------------------------------------------------------
 John G. McDonald/3/              37,750                           343,500
------------------------------------------------------------------------------------------
 William I. Miller/3/             40,000                            98,500
------------------------------------------------------------------------------------------
 Alessandro Ovi/3/                20,000                            87,000
------------------------------------------------------------------------------------------
 Kirk P. Pendleton/3/             41,999                           222,500
------------------------------------------------------------------------------------------
 Rozanne L.                       59,666                            97,000
 Ridgway/3/
------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation shown in this table for the fiscal year ended September 30, 2005 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: Robert A. Fox
 ($677,066), Koichi Itoh ($382,030), William H. Kling ($288,066), John G.
 McDonald ($428,031), William I. Miller ($259,520), Alessandro Ovi ($10,735),
 Kirk P. Pendleton ($379,699) and Rozanne L. Ridgway ($271,240). Amounts
 deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of November 1, 2005, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on September 5, 1972. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                         New Perspective Fund -- Page 15

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, including Class A, B, C, F,
529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.

Shares of each class represent an interest in the same investment portfolio.
Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Non-Interested
Directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However,
Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of Elisabeth Allison, Vanessa C.L. Chang,  Robert A. Fox, Kirk P.
Pendleton and Rozanne L. Ridgway, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Five Audit
Committee meetings were held during the 2005 fiscal year.

                         New Perspective Fund -- Page 16

The fund has a Governance and Contracts Committee comprised of Elisabeth
Allison, Vanessa C.L. Chang, Robert A. Fox, Jae H. Hyun, Koichi Itoh, William H.
Kling, John G. McDonald, William I. Miller, Alessandro Ovi, Kirk P. Pendleton,
and Rozanne L. Ridgway, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. Three Governance and Contracts
Committee meetings were held during the 2005 fiscal year.

The fund has a Nominating Committee comprised of Jae H. Hyun, Koichi Itoh,
William H. Kling, John G. McDonald and Alessandro Ovi, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The
Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates Non-Interested Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the
Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then

                         New Perspective Fund -- Page 17

elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 and (b) on the SEC's
website at www.sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                         New Perspective Fund -- Page 18

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        14.00%
 201 Progress Parkway                                Class B         7.87
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         6.24
 4800 Deer Lake Drive East, Floor 2                  Class C        17.17
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class B         5.61
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ 07311-3907
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        13.30
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F         7.94
 101 Montgomery Street                               Class R-4       7.97
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1       9.52
 P.O. Box 2999                                       Class R-3       9.26
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 Delaware Charter Guarantee & Trust                  Class R-1       5.11
 711 High Street                                     Class R-3      16.07
 Des Moines, IA 50392-0001
----------------------------------------------------------------------------
 ING National Trust                                  Class R-2       5.39
 151 Farmington Avenue, #TN41                        Class R-4       8.39
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-3      13.14
 151 Farmington Avenue, #TN41                        Class R-4       8.61
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 Transamerica Life Insurance & Annuity Co.           Class R-3       5.59
 P.O. Box 30368
 Los Angeles, CA 90030-0368
----------------------------------------------------------------------------
 Lincoln Life Insurance Company                      Class R-4      17.81
 P.O. Box 2340
 1300 S. Clinton Street
 Fort Wayne, IN 46802-3518
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4       6.34
 100 Magellan Way KWIC                               Class R-5       5.54
 Covington, KY 41015-1999
----------------------------------------------------------------------------
 State Street Bank & Trust Co.                       Class R-5      58.78
 105 Rosemont Road
 Westwood, MA 02090-2318
----------------------------------------------------------------------------

                         New Perspective Fund -- Page 19

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions.
These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also manage assets in other mutual funds advised by Capital
Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which New Perspective Fund portfolio counselors are measured include: MSCI World Index; MSCI USA Index;
MSCI EAFE Index; Lipper Global Funds Index and Lipper Growth Funds Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                         New Perspective Fund -- Page 20

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2005:

                                         NUMBER              NUMBER             NUMBER
                                        OF OTHER            OF OTHER           OF OTHER
                                       REGISTERED            POOLED            ACCOUNTS
                                       INVESTMENT          INVESTMENT            THAT
                                    COMPANIES (RICS)    VEHICLES (PIVS)       PORTFOLIO
                                          THAT                THAT            COUNSELOR
                                       PORTFOLIO           PORTFOLIO           MANAGES
                     DOLLAR RANGE      COUNSELOR           COUNSELOR          (ASSETS OF
                       OF FUND          MANAGES             MANAGES         OTHER ACCOUNTS
     PORTFOLIO          SHARES      (ASSETS OF RICS     (ASSETS OF PIVS    IN BILLIONS)/4/
     COUNSELOR         OWNED/1/     IN BILLIONS)/2/     IN BILLIONS)/3/
---------------------------------------------------------------------------------------------

 Gregg E. Ireland        Over         3       $243.5        1       $0.04        None
                      $1,000,000
----------------------------------------------------------------------------------------------
 Robert W.            $500,001 -      3       $134.3        1       $0.23        None
 Lovelace             $1,000,000
----------------------------------------------------------------------------------------------
 Timothy P. Dunn      $100,001 -      2       $180.9          None               None
                       $500,000
----------------------------------------------------------------------------------------------
 Mark E. Denning       None/5/        6       $204.5        1       $0.03        None
----------------------------------------------------------------------------------------------
 Carl M. Kawaja       $100,001 -      4       $182.4        1       $0.23        None
                       $500,000
----------------------------------------------------------------------------------------------
 Dina N. Perry           Over         3       $166.6        1       $0.23        None
                      $1,000,000
----------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5 Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.
INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until December 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also

                         New Perspective Fund -- Page 21

provides that either party has the right to terminate it, without penalty, upon
60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices and the travel expenses of directors incurred in connection with attendance of meetings of the board. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes;
expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation paid to Non-Interested Directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and
$1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between
$2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, 0.39% on net assets between $10.5 billion and $17 billion, 0.385% on assets between $17 billion and $21 billion, 0.38% on net assets between $21 billion and $27 billion, 0.375% on net assets between $27 billion and $34 billion, 0.37% on assets between $34 billion and $44 billion, and 0.365% on net assets in excess of $44 billion.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class
A fees will be waived in lieu of management fees.

For the fiscal years ended September 30, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $153,160,000 and
$131,292,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of
$141,583,000 (a reduction of $11,577,000) and $130,734,000 (a reduction of
$558,000) for the fiscal years ended September 30, 2005 and 2004, respectively.
For the fiscal year ended September 30, 2003, the fund paid the investment adviser management fees of $97,504,000.

                         New Perspective Fund -- Page 22

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until
December 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act)
of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Non-Interested Directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative
Agreement that would otherwise have been paid by the fund. For the year ended
September 30, 2005, the total fees paid by the investment adviser were $453,000.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser will not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10%
of the average daily net assets. This fee is subject to the same uses and limitations described above.

                         New Perspective Fund -- Page 23

During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $1,840,000
------------------------------------------------------------------------------
               CLASS F                                1,065,000
------------------------------------------------------------------------------
             CLASS 529-A                                520,000
------------------------------------------------------------------------------
             CLASS 529-B                                127,000
------------------------------------------------------------------------------
             CLASS 529-C                                168,000
------------------------------------------------------------------------------
             CLASS 529-E                                 32,000
------------------------------------------------------------------------------
             CLASS 529-F                                  7,000
------------------------------------------------------------------------------
              CLASS R-1                                  27,000
------------------------------------------------------------------------------
              CLASS R-2                               1,572,000
------------------------------------------------------------------------------
              CLASS R-3                                 939,000
------------------------------------------------------------------------------
              CLASS R-4                                 618,000
------------------------------------------------------------------------------
              CLASS R-5                               1,303,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

                         New Perspective Fund -- Page 24

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2005            $12,800,000         $57,907,000
                                                  2004             13,867,000          63,330,000
                                                  2003              6,856,000          32,259,000
                 CLASS B                          2005                892,000           5,923,000
                                                  2004              1,300,000          10,309,000
                                                  2003              1,210,000           6,680,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2005                352,000           2,686,000
                                                  2004                      0           3,536,000
                                                  2003                465,000           1,553,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2005                671,000           3,192,000
                                                  2004                640,000           3,072,000
                                                  2003                350,000           1,689,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2005                 96,000             573,000
                                                  2004                136,000             784,000
                                                  2003                107,000             580,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2005                 14,000             296,000
                                                  2004                      0             306,000
                                                  2003                 27,000             178,000
-----------------------------------------------------------------------------------------------------

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting
Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer

                         New Perspective Fund -- Page 25

agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to
1.00% of the average daily net assets attributable to Class R-2 shares; (i) for
Class R-3 shares, up to 0.75% of the average daily net assets attributable to
Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for
Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25%

                         New Perspective Fund -- Page 26

is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

During the 2005 fiscal year, total 12b-1 expenses, and the portion of the expense that remained unpaid, were:

                                                               12B-1 UNPAID LIABILITY
                                        12B-1 EXPENSES              OUTSTANDING
---------------------------------------------------------------------------------------

             CLASS A                     $78,101,000                 $6,532,000
---------------------------------------------------------------------------------------
             CLASS B                      13,727,000                  1,265,000
---------------------------------------------------------------------------------------
             CLASS C                      10,453,000                  1,239,000
---------------------------------------------------------------------------------------
             CLASS F                       1,818,000                    161,000
---------------------------------------------------------------------------------------
           CLASS 529-A                       609,000                     59,000
---------------------------------------------------------------------------------------
           CLASS 529-B                       694,000                     69,000
---------------------------------------------------------------------------------------
           CLASS 529-C                       967,000                    123,000
---------------------------------------------------------------------------------------
           CLASS 529-E                       107,000                     11,000
---------------------------------------------------------------------------------------
           CLASS 529-F                         6,000                          0
---------------------------------------------------------------------------------------
            CLASS R-1                        115,000                     13,000
---------------------------------------------------------------------------------------
            CLASS R-2                      2,021,000                    204,000
---------------------------------------------------------------------------------------
            CLASS R-3                      2,702,000                    270,000
---------------------------------------------------------------------------------------
            CLASS R-4                        878,000                    105,000
---------------------------------------------------------------------------------------

                         New Perspective Fund -- Page 27

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation
(as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                         New Perspective Fund -- Page 28

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
September 30, 2005, 2004 and 2003 amounted to $31,641,000, $23,314,000 and
$25,174,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during 2005 as compared to 2003 and 2004, resulting in an increase in brokerage commissions/concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities, LLC, Citigroup Global
Markets Inc., Credit Suisse First Boston Corp., Deutsche Bank AG, J.P. Morgan
Securities, UBS Financial Services Inc. and Barclays Bank PLC. As of the fund's most recent fiscal year-end, the fund held equity securities of Bank of America
Corp. in the amount of $21,050,000, Citigroup Inc. in the amount of
$266,595,000, Credit Suisse Group in the amount of $98,683,000, Deutsche Bank AG in the amount of $25,070,000, J.P. Morgan Chase & Co. in the amount of
$203,580,000 and UBS AG in the amount of $108,680,000. As of the fund's most recent fiscal year-end, the fund held debt securities of Barclays Bank PLC in the amount of $158,986,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and

                         New Perspective Fund -- Page 29

procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top
10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the
American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the
American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to Board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                         New Perspective Fund -- Page 30

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available;
however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices
(or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately
3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity

                         New Perspective Fund -- Page 31

or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

The Valuation Committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation
Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States.
Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.
Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

                         New Perspective Fund -- Page 32

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

                         New Perspective Fund -- Page 33

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form
     1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the

                         New Perspective Fund -- Page 34

     fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

                         New Perspective Fund -- Page 35

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

                         New Perspective Fund -- Page 36

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of share of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                         New Perspective Fund -- Page 37

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.
The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or

                         New Perspective Fund -- Page 38

indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust
Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American
Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The initial purchase minimum of $25 may be waived for the
following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge,

                         New Perspective Fund -- Page 39

or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

                         New Perspective Fund -- Page 40

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans

                         New Perspective Fund -- Page 41

          for the dealers, and plans that include as participants only the
          Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

                         New Perspective Fund -- Page 42

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     The value of your existing holdings eligible for rights of accumulation
     (see below) as of the day immediately before the start of the Statement period, may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the Statement period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The value of existing American
     Funds investments (other than shares representing direct purchases of money market funds) as of the day immediately before the start of the Statement period, and any rollovers or transfers reasonably anticipated to be invested in

                         New Perspective Fund -- Page 43

     non-money market American Funds during the Statement period, are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the Statement period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plan(s), such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);
     .
          trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family;

     .
          CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see

                         New Perspective Fund -- Page 44

          "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.
     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

                         New Perspective Fund -- Page 45

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings
Plan eliminating the fund as an option for additional investment within
CollegeAmerica.

                         New Perspective Fund -- Page 46

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related

                         New Perspective Fund -- Page 47

investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and

                         New Perspective Fund -- Page 48

increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per

                         New Perspective Fund -- Page 49

share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of
Directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $33,672,000 for Class A shares and
$1,546,000 for Class B shares for the 2005 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.

INDEPENDENT LEGAL COUNSEL -- Kirkpatrick & Lockhart Nicholson Graham LLP, Four
Embarcadero Center, 10th Floor, San Francisco, CA 94111, serves as counsel for the fund and

                         New Perspective Fund -- Page 50

for Non-Interested Directors in their capacities as such. Counsel does not provide legal services to the fund's investment adviser, but provides an insignificant amount of legal services unrelated to the operations of the fund to an investment adviser affiliate. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the Non-Interested Directors of the fund, as prescribed by the 1940
Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. On February 7, 2006, the Attorney General filed a notice that he intends to appeal the Superior
Court's decision to California's Court of Appeal for the Second Appellate
District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a

                         New Perspective Fund -- Page 51

related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District
Court, Central District of California, relating to these matters. Although the suit was dismissed in its entirety, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $29.53
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $31.33

                         New Perspective Fund -- Page 52

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                         New Perspective Fund -- Page 53

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                         New Perspective Fund -- Page 54

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                         New Perspective Fund -- Page 55

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                         New Perspective Fund -- Page 56

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                        New Perspective Fund -- Page 57

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        New Perspective Fund -- Page 58

[logo - American Funds (r)]

New Perspective Fund(R)
Investment portfolio

September 30, 2005

                                                                                                                        Market value
Common stocks -- 93.93%                                                                                      Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 16.23%
Taiwan Semiconductor Manufacturing Co. Ltd.(1)                                                   332,205,741                $535,577
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)                                                  7,591,795                  62,405
Google Inc., Class A(2)                                                                            1,775,000                 561,717
Microsoft Corp.                                                                                   16,300,000                 419,399
Samsung Electronics Co., Ltd.(1)                                                                     697,450                 393,882
Hon Hai Precision Industry Co., Ltd.(1)                                                           66,061,234                 308,728
Cisco Systems, Inc.(2)                                                                            17,200,000                 308,396
Hewlett-Packard Co.                                                                                8,855,000                 258,566
Murata Manufacturing Co., Ltd.(1)                                                                  4,579,200                 255,587
Sun Microsystems, Inc.(2)                                                                         62,426,300                 244,711
ASML Holding NV(1,2)                                                                               7,270,000                 119,876
ASML Holding NV (New York registered)(2)                                                           6,313,000                 104,228
Micron Technology, Inc.(2)                                                                        16,490,000                 219,317
Applied Materials, Inc.                                                                           12,595,000                 213,611
Rohm Co., Ltd.(1)                                                                                  2,340,000                 203,162
Tokyo Electron Ltd.(1)                                                                             3,796,200                 202,010
Texas Instruments Inc.                                                                             5,950,000                 201,705
International Business Machines Corp.                                                              2,380,000                 190,924
Nortel Networks Corp.(2)                                                                          56,000,000                 182,560
Hoya Corp., when issued 11/2005(1,2)                                                               3,548,700                 117,912
Hoya Corp. (1)                                                                                     1,182,900                  39,304
Corning Inc.(2)                                                                                    7,500,000                 144,975
Advanced Micro Devices, Inc.(2)                                                                    5,500,000                 138,600
Chi Mei Optoelectronics Corp.(1)                                                                 108,381,266                 120,233
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                                     1,600,000                  58,944
Telefonaktiebolaget LM Ericsson, Class B(1)                                                       15,830,000                  57,933
Lucent Technologies Inc.(2)                                                                       35,000,000                 113,750
Xerox Corp.(2)                                                                                     7,619,500                 104,006
Yahoo! Inc.(2)                                                                                     3,000,000                 101,520
SAP AG(1)                                                                                            554,500                  95,769
Molex Inc.                                                                                         3,340,000                  89,111
Agilent Technologies, Inc.(2)                                                                      2,500,000                  81,875
Altera Corp.(2)                                                                                    4,250,000                  81,217
Fujitsu Ltd.(1)                                                                                   12,000,000                  79,143
Flextronics International Ltd.(2)                                                                  6,000,000                  77,100
Motorola, Inc.                                                                                     3,000,000                  66,270
Canon, Inc.(1)                                                                                     1,000,000                  54,027
Hitachi, Ltd.(1)                                                                                   7,500,000                  47,531
Xilinx, Inc.                                                                                       1,625,000                  45,256
QUALCOMM Inc.(2)                                                                                   1,000,000                  44,750
Cadence Design Systems, Inc.(2)                                                                    2,750,000                  44,440


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (continued)
TDK Corp.(1)                                                                                         550,000            $     39,235
KLA-Tencor Corp.                                                                                     740,897                  36,126
NEC Corp.(1)                                                                                       3,274,100                  17,753
Samsung Electro-Mechanics Co., Ltd.(1)                                                               235,000                   6,684
Konica Minolta Holdings, Inc.(1)                                                                     573,500                   5,217
                                                                                                                           6,895,042

FINANCIALS -- 13.39%
Allianz AG(1)                                                                                      3,209,000                 434,761
American International Group, Inc.                                                                 6,766,319                 419,241
Societe Generale(1)                                                                                3,485,000                 397,108
ING Groep NV(1)                                                                                   13,282,651                 396,085
Erste Bank der oesterreichischen Sparkassen AG(1)                                                  6,921,292                 370,265
UFJ Holdings, Inc.(1,2)                                                                               39,758                 323,720
Bayerische Hypo- und Vereinsbank AG(1,2)                                                          11,429,900                 322,581
HSBC Holdings PLC(1)                                                                              16,500,953                 267,268
Citigroup Inc.                                                                                     5,856,667                 266,595
DEPFA BANK PLC(1)                                                                                 16,101,070                 258,920
J.P. Morgan Chase & Co.                                                                            6,000,000                 203,580
DBS Group Holdings Ltd.(1)                                                                        20,550,000                 191,716
Macquarie Bank Ltd.(1)                                                                             3,308,000                 190,228
Royal Bank of Scotland Group PLC(1)                                                                6,610,446                 187,926
Banco Santander Central Hispano, SA(1)                                                            14,233,764                 187,394
Mizuho Financial Group, Inc.(1)                                                                       27,100                 172,484
Westpac Banking Corp.(1)                                                                           9,716,763                 156,652
Sumitomo Mitsui Financial Group, Inc.(1)                                                              13,461                 126,933
Bank of Nova Scotia                                                                                3,300,000                 123,388
UBS AG(1)                                                                                          1,279,603                 108,680
Credit Suisse Group(1)                                                                             2,225,640                  98,683
Royal Bank of Canada                                                                               1,239,500                  90,416
QBE Insurance Group Ltd.(1)                                                                        5,218,492                  74,206
Groupe Bruxelles Lambert SA(1)                                                                       675,000                  66,008
Willis Group Holdings Ltd.                                                                         1,550,000                  58,202
Sompo Japan Insurance Inc.(1)                                                                      4,297,000                  56,916
Credit Agricole SA(1)                                                                              1,563,000                  45,881
Fortis(1)                                                                                          1,150,000                  33,244
Deutsche Bank AG(1)                                                                                  267,700                  25,070
Bank of America Corp.                                                                                500,000                  21,050
Manulife Financial Corp.                                                                             300,000                  16,021
                                                                                                                           5,691,222

ENERGY -- 10.06%
Royal Dutch Shell PLC, Class B(1)                                                                 12,973,621                 447,181
Royal Dutch Shell PLC, Class A (ADR)                                                               5,255,000                 344,938
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                     5,230,000                 333,413
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                      3,894,900                 278,446
ENI SpA(1)                                                                                        11,805,000                 350,278
Halliburton Co.                                                                                    5,100,000                 349,452
Canadian Natural Resources, Ltd.                                                                   6,280,000                 283,979
TOTAL SA(1)                                                                                        1,036,100                 282,436
Norsk Hydro ASA(1)                                                                                 2,164,000                 241,221
Baker Hughes Inc.                                                                                  3,700,000                 220,816
Chevron Corp.                                                                                      2,778,732                 179,867
Schlumberger Ltd.                                                                                  2,130,000                 179,729


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (continued)
Anadarko Petroleum Corp.                                                                           1,500,000             $   143,625
Reliance Industries Ltd.(1)                                                                        7,596,600                 137,351
Technip SA(1)                                                                                      2,150,000                 127,155
Imperial Oil Ltd.                                                                                  1,100,000                 126,566
Exxon Mobil Corp.                                                                                  1,235,000                  78,472
Apache Corp.                                                                                       1,000,000                  75,220
ConocoPhillips                                                                                       800,000                  55,928
Transocean Inc.(2)                                                                                   616,500                  37,798
                                                                                                                           4,273,871

CONSUMER DISCRETIONARY -- 9.73%
Hyundai Motor Co.(1)                                                                               4,828,530                 379,661
Toyota Motor Corp.(1)                                                                              7,800,000                 357,449
News Corp. Inc., Class A                                                                          18,990,571                 296,063
News Corp. Inc., Class B                                                                           3,220,000                  53,130
Bridgestone Corp.(1)                                                                              15,732,000                 337,377
Time Warner Inc.                                                                                  17,515,000                 317,197
Honda Motor Co., Ltd.(1)                                                                           5,300,000                 299,890
Kingfisher PLC(1)                                                                                 70,889,447                 270,554
Industria de Diseno Textil, SA(1)                                                                  5,921,100                 173,972
Grupo Televisa, SA, ordinary participation certificates (ADR)                                      2,416,400                 173,280
Esprit Holdings Ltd.(1)                                                                           21,614,000                 161,919
Starbucks Corp.(2)                                                                                 3,000,000                 150,300
Lagardere Groupe SCA(1)                                                                            1,800,000                 127,897
Volkswagen AG(1)                                                                                   1,946,900                 119,976
Pearson PLC(1)                                                                                     8,326,000                  96,735
MGM Mirage, Inc.(2)                                                                                2,000,000                  87,540
Suzuki Motor Corp.(1)                                                                              4,360,000                  80,757
Sharp Corp.(1)                                                                                     5,500,000                  79,691
Sony Corp.(1)                                                                                      2,250,000                  73,958
Discovery Holding Co.(2)                                                                           4,429,900                  63,968
Renault SA(1)                                                                                        600,000                  56,986
Mediaset SpA(1)                                                                                    4,500,000                  53,244
Carnival Corp., units                                                                              1,000,000                  49,980
Reed Elsevier PLC(1)                                                                               5,100,000                  47,131
Bayerische Motoren Werke AG(1)                                                                       864,600                  40,648
Dow Jones & Co., Inc.                                                                              1,000,000                  38,190
Koninklijke Philips Electronics NV(1)                                                              1,250,000                  33,286
Reuters Group PLC(1)                                                                               4,825,000                  31,835
Clear Channel Communications, Inc.                                                                   850,000                  27,956
General Motors Corp.                                                                                 900,000                  27,549
Cie. Financiere Richemont AG, units, Class A(1)                                                      555,291                  22,042
Liberty Media Corp., Class A(2)                                                                      400,000                   3,220
Antena 3 Television, SA(1)                                                                            78,708                   1,428
Liberty Global, Inc., Class A(2)                                                                      24,000                     650
TI Automotive Ltd., Class A(1,2)                                                                   4,578,091                    --
                                                                                                                           4,135,459

MATERIALS -- 9.05%
Newmont Mining Corp.                                                                              10,650,000                 502,360
POSCO(1)                                                                                           1,849,160                 416,703
Barrick Gold Corp.                                                                                10,000,000                 290,500
Nitto Denko Corp.(1)                                                                               4,764,900                 268,365
Dow Chemical Co.                                                                                   6,070,100                 252,941


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS (continued)
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                   5,380,000             $   235,967
Placer Dome Inc.                                                                                  12,250,000                 210,087
Alcoa Inc.                                                                                         8,453,300                 206,430
BASF AG(1)                                                                                         2,360,000                 177,560
Anglo American PLC(1)                                                                              5,000,000                 150,534
Georgia-Pacific Corp., Georgia-Pacific Group                                                       4,000,000                 136,240
International Paper Co.                                                                            4,430,000                 132,014
Gold Fields Ltd.(1)                                                                                7,650,855                 114,126
L'Air Liquide(1)                                                                                     517,000                  95,263
AngloGold Ashanti Ltd.(1)                                                                          2,110,000                  90,854
Weyerhaeuser Co.                                                                                   1,300,000                  89,375
BHP Billiton Ltd.(1)                                                                               5,000,000                  85,292
Akzo Nobel NV(1)                                                                                   1,805,000                  78,693
Rohm and Haas Co.                                                                                  1,700,000                  69,921
Smurfit-Stone Container Corp.(2)                                                                   6,700,000                  69,412
Holcim Ltd.(1)                                                                                     1,028,571                  68,310
Alcan Inc.                                                                                         1,575,000                  49,975
Bayer AG(1)                                                                                        1,100,000                  40,312
Valspar Corp.                                                                                        382,100                   8,544
Abitibi-Consolidated Inc.                                                                          1,272,755                   5,119
                                                                                                                           3,844,897

CONSUMER STAPLES -- 8.22%
Altria Group, Inc.                                                                                11,312,500                 833,844
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                                  13,467,500                 500,722
Cia. de Bebidas das Americas - AmBev, ordinary nominative (ADR)                                    2,135,000                  64,050
Nestle SA(1)                                                                                       1,625,150                 476,290
Koninklijke Ahold NV(1,2)                                                                         47,314,666                 358,080
Groupe Danone(1)                                                                                   2,290,000                 247,226
PepsiCo, Inc.                                                                                      3,275,000                 185,725
Unilever NV(1)                                                                                     2,102,500                 149,624
Unilever NV (New York registered)                                                                    395,000                  28,223
Avon Products, Inc.                                                                                5,566,400                 150,293
Coca-Cola Co.                                                                                      3,300,000                 142,527
Tesco PLC(1)                                                                                      25,425,000                 138,837
Anheuser-Busch Companies, Inc.                                                                     2,435,000                 104,802
Diageo PLC(1)                                                                                      3,085,000                  44,328
Wal-Mart de Mexico, SA de CV, Series V                                                             7,416,996                  37,714
Unilever PLC(1)                                                                                    2,854,010                  29,851
                                                                                                                           3,492,136

HEALTH CARE -- 8.07%
Roche Holding AG(1)                                                                                6,538,600                 909,060
Sanofi-Aventis(1)                                                                                 10,453,112                 864,718
AstraZeneca PLC (Sweden)(1)                                                                        7,947,809                 370,568
AstraZeneca PLC (United Kingdom)(1)                                                                  550,000                  25,657
Novo Nordisk A/S, Class B(1)                                                                       5,195,000                 257,022
UCB NV(1)                                                                                          4,458,724                 235,766
Novartis AG(1)                                                                                     1,625,000                  82,489
Novartis AG (ADR)                                                                                    925,000                  47,175
Bristol-Myers Squibb Co.                                                                           4,700,000                 113,082
Chugai Pharmaceutical Co., Ltd.(1)                                                                 5,347,100                 101,998
Medtronic, Inc.                                                                                    1,660,000                  89,009
Shionogi & Co., Ltd.(1)                                                                            6,230,000                  84,683


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (continued)
Schering-Plough Corp.                                                                              3,000,000          $       63,150
Amgen Inc.(2)                                                                                        680,000                  54,176
Forest Laboratories, Inc.(2)                                                                       1,200,000                  46,764
H. Lundbeck A/S(1)                                                                                 1,446,297                  36,760
Smith & Nephew PLC(1)                                                                              3,625,000                  30,397
Elan Corp., PLC (ADR)(2)                                                                           2,000,000                  17,720
                                                                                                                           3,430,194

TELECOMMUNICATION SERVICES -- 7.10%
Vodafone Group PLC(1)                                                                            382,220,425                 994,902
Telefonica, SA(1)                                                                                 31,962,675                 524,574
Deutsche Telekom AG(1)                                                                            20,129,550                 367,077
Koninklijke KPN NV(1)                                                                             39,601,700                 355,704
France Telecom, SA(1)                                                                             12,225,000                 351,945
America Movil SA de CV, Series L (ADR)                                                             6,765,000                 178,055
Portugal Telecom, SGPS, SA(1)                                                                     12,905,700                 117,899
AT&T Corp.                                                                                         5,050,000                  99,990
Singapore Telecommunications Ltd.(1)                                                              17,195,285                  24,887
                                                                                                                           3,015,033

INDUSTRIALS -- 5.85%
Tyco International Ltd.                                                                           17,312,500                 482,153
General Electric Co.                                                                              10,760,500                 362,306
United Parcel Service, Inc., Class B                                                               3,951,700                 273,181
FANUC LTD(1)                                                                                       2,956,000                 239,905
Sandvik AB(1)                                                                                      4,000,000                 199,031
Siemens AG(1)                                                                                      2,100,000                 162,072
Asahi Glass Co., Ltd.(1)                                                                          14,692,000                 154,350
Ryanair Holdings PLC (ADR)(2)                                                                      2,893,500                 131,741
3M Co.                                                                                             1,640,000                 120,310
SMC Corp.(1)                                                                                         460,000                  61,221
Wesfarmers Ltd.(1)                                                                                 1,800,000                  55,092
Parker Hannifin Corp.                                                                                700,000                  45,017
Deere & Co.                                                                                          700,000                  42,840
Caterpillar Inc.                                                                                     720,000                  42,300
Boeing Co.                                                                                           475,000                  32,276
Adecco SA(1)                                                                                         655,000                  29,910
Lockheed Martin Corp.                                                                                475,000                  28,994
Monster Worldwide Inc.(2)                                                                            685,000                  21,036
                                                                                                                           2,483,735

UTILITIES -- 2.10%
E.ON AG(1)                                                                                         3,300,000                 303,273
Veolia Environnement(1)                                                                            5,230,275                 220,894
Scottish Power PLC(1)                                                                             16,676,000                 168,159
National Grid Transco PLC(1)                                                                      15,387,944                 144,323
Gas Natural SDG, SA(1)                                                                             1,969,543                  57,363
                                                                                                                             894,012

MISCELLANEOUS -- 4.13%
Other common stocks in initial period of acquisition                                                                       1,755,993

Total common stocks (cost: $28,472,931,000)                                                                               39,911,594


                                                                                                                        Market value
Warrants -- 0.02%                                                                                           Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS -- 0.02%
ING Groep NV, warrants, expire 2008(2)                                                             1,265,000              $    6,919

CONSUMER DISCRETIONARY -- 0.00%
NTL Inc., Series A, warrants, expire 2011(2)                                                          39,037                      24

Total warrants (cost: $91,917,000)                                                                                             6,943

                                                                                                   Principal amount
Bonds & notes -- 0.00%                                                                                         (000)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS -- 0.00%
Cia. Vale do Rio Doce 0% (undated)                                                                             R$38              --

Total bonds & notes (cost: $0)                                                                                                   --

Short-term securities -- 5.79%
------------------------------------------------------------------------------------------------------------------------------------

Danske Corp., Series A, 3.54%-3.73% due 10/11-11/21/2005                                                   $172,500          172,046
Barclays U.S. Funding Corp. 3.545%-3.785% due 10/3-12/14/2005                                        159,400                 158,988
CBA (Delaware) Finance Inc. 3.68%-3.90% due 11/16-12/19/2005                                         125,000                 124,147
HBOS Treasury Services PLC 3.47%-3.51% due 10/7-10/19/2005                                           103,300                 103,174
Toronto-Dominion Bank 3.745%-3.85% due 11/2-12/2/2005                                                100,000                  99,993
Mont Blanc Capital Corp. 3.72%-3.75% due 10/17-10/27/2005(3)                                         100,000                  99,766
American Honda Finance Corp. 3.61%-3.72% due 10/24-10/26/2005                                        100,000                  99,742
Dexia Delaware LLC 3.66%-3.705% due 10/28-11/17/2005                                                 100,000                  99,619
CAFCO, LLC 3.54%-3.80% due 10/5-11/16/2005(3)                                                        100,000                  99,601
Amsterdam Funding Corp. 3.60%-3.81% due 10/14-11/18/2005(3)                                          100,000                  99,596
Stadshypotek Delaware Inc. 3.72% due 11/10/2005(3)                                                   100,000                  99,576
ANZ National (International) Ltd. 3.615%-3.75% due 10/17-11/21/2005(3)                               100,000                  99,567
Bank of Ireland 3.67%-3.80% due 11/7-11/29/2005(3)                                                   100,000                  99,491
Societe Generale North America Inc. 3.59%-3.625% due 10/17-10/26/2005                                 92,300                  92,110
Rabobank USA Financial Corp. 3.50%-3.59% due 10/12-10/24/2005                                         85,550                  85,413
Allied Irish Banks North America Inc. 3.79%-3.81% due 11/29-11/30/2005(3)                             80,000                  79,496
Depfa Bank PLC 3.64%-3.755% due 10/26-11/14/2005(3)                                                   75,000                  74,755
Total Capital SA 3.66%-3.755% due 10/31-11/22/2005(3)                                                 75,000                  74,621
Freddie Mac 3.42%-3.65% due 10/11-11/1/2005                                                           69,500                  69,331
Toyota Motor Credit Corp. 3.63%-3.83% due 10/20-12/6/2005                                             61,400                  61,154
BNP Paribas Finance Inc. 3.605% due 10/18/2005                                                        50,000                  49,911
Siemens Capital Co. LLC 3.61% due 10/19/2005                                                          50,000                  49,909
Park Avenue Receivables Co., LLC 3.66%-3.75% due 10/21-10/27/2005(3)                                  50,000                  49,876
Royal Bank of Scotland PLC 3.64% due 11/8/2005                                                        50,000                  49,805
Westpac Capital Corp. 3.50%-3.855% due 10/17-12/15/2005                                               50,000                  49,761
KfW International Finance Inc. 3.72% due 12/15/2005(3)                                                50,000                  49,606
Fannie Mae 3.60% due 11/9/2005                                                                        45,100                  44,914


                                                                                                   Principal amount     Market value
Short-term securities                                                                                         (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------

Bank of Montreal 3.54% due 10/3/2005                                                                 $25,000          $       25,000
National Australia Funding (Delaware) Inc. 3.73% due 11/4/2005(3)                                     25,000                  24,909
Federal Home Loan Bank 3.52% due 10/19/2005                                                           23,000                  22,955
BMW U.S. Capital Corp. 3.64% due 11/14/2005(3)                                                        20,500                  20,405
International Lease Finance Corp. 3.62% due 10/28/2005                                                20,000                  19,944
UBS Finance (Delaware) LLC 3.86% due 10/3/2005                                                        11,300                  11,296

Total short-term securities (cost: $2,460,394,000)                                                                         2,460,477

Total investment securities (cost: $31,025,242,000)                                                                       42,379,014
Other assets less liabilities                                                                                                111,374

Net assets                                                                                                               $42,490,388

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1)  Valued  under fair value  procedures  adopted by  authority of the Board of
     Directors.  At September 30, 2005, 142 of the fund's securities,  including those in "Miscellaneous"  (with aggregate value of  $23,406,235,000),  were fair valued  under  procedures  that took into  account  significant  price changes that occurred  between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.

(2)  Security did not produce income during the last 12 months.

(3)  Purchased  in a private  placement  transaction;  resale  may be limited to
     qualified   institutional   buyers;   resale  to  the  public  may  require
     registration.  The  total  value  of all  such  restricted  securities  was
     $971,265,000, which represented 2.29% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

FINANCIAL STATEMENTS

Statement of assets and liabilities
at September 30, 2005                        (dollars and shares in thousands,
                                                     except per-share amounts)

Assets:
 Investment securities at market (cost: $31,025,242)                                                              $42,379,014
 Cash denominated in non-U.S. currencies (cost: $9,422)                                                                 9,107
 Cash                                                                                                                     202
 Receivables for:
  Sales of investments                                                                   $96,068
  Sales of fund's shares                                                                  44,630
  Dividends and interest                                                                  68,894                      209,592
                                                                                                                   42,597,915
Liabilities:
 Payables for:
  Purchases of investments                                                                47,228
  Repurchases of fund's shares                                                            28,026
  Investment advisory services                                                            12,153
  Services provided by affiliates                                                         14,296
  Deferred Directors' compensation                                                         2,748
  Other fees and expenses                                                                  3,076                      107,527
Net Assets at September 30, 2005                                                                                  $42,490,388

Net assets consist of:
 Capital paid in on shares of capital stock                                                                       $28,366,797
 Undistributed net investment income                                                                                  410,030
 Undistributed net realized gain                                                                                    2,362,666
 Net unrealized appreciation                                                                                       11,350,895
Net Assets at September 30, 2005                                                                                  $42,490,388

Total authorized  capital stock - 2,000,000  shares,  $.001 par value (1,441,506 total shares outstanding)

                                             Net assets          Shares outstanding             Net asset value per share (1)
Class A                                     $35,341,689                   1,196,835                                   $29.53
Class B                                       1,493,280                      51,480                                    29.01
Class C                                       1,197,323                      41,456                                    28.88
Class F                                         785,848                      26,692                                    29.44
Class 529-A                                     426,560                      14,504                                    29.41
Class 529-B                                      80,868                       2,789                                    28.99
Class 529-C                                     117,169                       4,041                                    28.99
Class 529-E                                      26,148                         895                                    29.22
Class 529-F                                       5,331                         181                                    29.39
Class R-1                                        16,314                         564                                    28.95
Class R-2                                       334,990                      11,561                                    28.98
Class R-3                                       665,266                      22,779                                    29.20
Class R-4                                       514,463                      17,514                                    29.37
Class R-5                                     1,485,139                      50,215                                    29.58

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and
    529-A, for which the maximum offering prices per share were $31.33 and
    $31.20, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005                  (dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S. withholding tax of $66,640)                                  $760,221
  Interest (net of non-U.S. withholding tax of $3)                                          65,728                  $825,949

 Fees and expenses:(1)
  Investment advisory services                                                             153,160
  Distribution services                                                                    112,198
  Transfer agent services                                                                   35,218
  Administrative services                                                                    8,759
  Reports to shareholders                                                                    1,212
  Registration statement and prospectus                                                      1,011
  Postage, stationery and supplies                                                           3,972
  Directors' compensation                                                                      895
  Auditing and legal                                                                           214
  Custodian                                                                                  7,504
  State and local taxes                                                                        491
  Other                                                                                        297
  Total fees and expenses before reimbursements/waivers                                    324,931
 Less reimbursement/waiver of fees and expenses:
  Investment advisory services                                                              11,577
  Administrative services                                                                      453
  Total fees and expenses after reimbursements/waivers                                                               312,901
 Net investment income                                                                                               513,048

Net realized gain and unrealized appreciation on investments and
    non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                            2,624,052
  Non-U.S. currency transactions                                                           (10,348)                2,613,704
 Net unrealized appreciation (depreciation) on:
  Investments                                                                            3,807,468
  Non-U.S. currency translations                                                              (333)                3,807,135
   Net realized gain and unrealized appreciation on investments and
     non-U.S. currency                                                                   6,420,839
Net increase in net assets resulting from operations                                                              $6,933,887

(1)  Additional  information  related to  class-specific  fees and  expenses  is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets                     (dollars in thousands)

                                                                                                 Year ended September 30
                                                                                              2005                      2004
Operations:
 Net investment income                                                                    $513,048                  $296,416
 Net realized gain on investments and non-U.S. currency transactions                     2,613,704                   951,012
 Net unrealized appreciation on investments and non-U.S. currency translations           3,807,135                 3,682,229
  Net increase in net assets resulting from operations                                   6,933,887                 4,929,657

Dividends paid to shareholders from net investment income                                 (349,641)                 (228,292)

Capital share transactions                                                                 873,466                 2,673,822

Total increase in net assets                                                             7,457,712                 7,375,187

Net assets:
 Beginning of year                                                                      35,032,676                27,657,489
 End of year (including undistributed net investment income: $410,030 and
    $257,065, respectively)                                                            $42,490,388               $35,032,676

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective  Fund, Inc. (the "fund") is registered  under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes  consisting of four retail share classes,  five
CollegeAmerica(R)  savings  plan share  classes and five  retirement  plan share classes.  The CollegeAmerica  savings plan share classes (529-A,  529-B,  529-C,
529-E  and  529-F)  can be  utilized  to save for  college  education.  The five retirement  plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion  rights.  The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

CollegeAmerica  is a  registered  trademark  of and  sponsored  by the  Virginia
College Savings Plan.(SM)

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation  proceeds.  Each share class has identical voting rights, except for the exclusive right to vote on matters  affecting only its class.  Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different  arrangements for distribution,  administrative and shareholder services.  Differences  in  class-specific  fees and  expenses  will  result  in differences in net investment  income and,  therefore,  the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with  accounting  principles  generally  accepted in the United States of
America.  These principles  require management to make estimates and assumptions that affect reported amounts and  disclosures.  Actual results could differ from those  estimates.  The  following  is a summary  of the  significant  accounting policies followed by the fund:

          SECURITY  VALUATION  - Equity  securities  are valued at the  official closing  price of, or the last reported sale price on, the exchange or market  on  which  such  securities  are  traded,  as of the  close of business on the day the  securities  are being valued or,  lacking any sales,  at the last available bid price.  Prices for each security are taken  from the  principal  exchange  or market in which the  security
          trades.  Fixed-income  securities,   including  short-term  securities
          purchased  with  more  than 60 days left to  maturity,  are  valued at prices  obtained from an independent  pricing service when such prices
          are  available.   However,  where  the  investment  adviser  deems  it
          appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices,  if asked prices are not available) or at prices  for  securities  of  comparable  maturity,  quality  and type.
          Securities  with both  fixed-income  and  equity  characteristics,  or equity securities traded principally among fixed-income  dealers,  are valued in the manner described above for either equity or fixed-income securities,  depending on which method is deemed most  appropriate  by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost,  which  approximates  market value. The value of short-term  securities  originally  purchased with maturities  greater than 60 days is  determined  based on an amortized value to par when they reach 60 days or less  remaining  to  maturity.
          The ability of the issuers of the debt  securities held by the fund to meet their  obligations may be affected by economic  developments in a specific  industry,  state or region.  Forward currency  contracts are valued at the mean of  representative  quoted  bid and  asked  prices.
          Securities and other assets for which representative market quotations are not readily  available are fair valued as determined in good faith
          under  procedures   adopted  by  authority  of  the  fund's  Board  of
          Directors.  Various  factors  may be  reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business  developments  of the  issuer;  actively  traded  similar  or related  securities;  conversion  or exchange  rights on the security;
          related corporate  actions;  and changes in overall market conditions.
          If  events  occur  that  materially  affect  the  value of  securities
          (particularly  non-U.S.  securities)  between  the close of trading in those  securities  and the close of  regular  trading  on the New York
          Stock Exchange, the securities are fair valued.

          SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  -  Security
          transactions  are  recorded  by the fund as of the date the trades are executed  with  brokers.  Realized  gains  and  losses  from  security transactions are determined  based on the specific  identified cost of the securities.  Dividend income is recognized on the ex-dividend date and  interest  income  is  recognized  on  an  accrual  basis.  Market discounts,  premiums and  original  issue  discounts  on  fixed-income securities are amortized daily over the expected life of the security.

          CLASS   ALLOCATIONS   -  Income,   fees  and   expenses   (other  than
          class-specific  fees and expenses) and realized and  unrealized  gains and losses are  allocated  daily among the various share classes based on their relative net assets.  Class-specific fees and expenses,  such as distribution,  administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions  paid to  shareholders  are recorded on the  ex-dividend date.

          NON-U.S.  CURRENCY  TRANSLATION  - Assets and  liabilities,  including
          investment   securities,   denominated  in  non-U.S.   currencies  are
          translated  into U.S.  dollars at the exchange  rates in effect at the end of  the  reporting  period.  Purchases  and  sales  of  investment securities and income and expenses are translated into U.S. dollars at the  exchange  rates  on  the  dates  of  such  transactions.  In  the accompanying financial statements,  the effects of changes in non-U.S.
          exchange  rates on  investment  securities  are included  with the net realized gain or loss and net unrealized  appreciation or depreciation on investments.  The realized gain or loss and unrealized appreciation or depreciation  resulting from all other transactions  denominated in
          non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY  CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S.  currencies on specific future dates at predetermined  rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from  investments  denominated  in non-U.S.  currencies.
          Upon entering into these contracts, risks may arise from the potential inability of  counterparties  to meet the terms of their contracts and from  possible  movements  in non-U.S.  exchange  rates.  Due to these risks,  the fund could incur losses up to the entire contract  amount, which may exceed the net  unrealized  value shown on the  accompanying financial  statements.  On a daily  basis,  the  fund  values  forward currency contracts based on the applicable  exchange rates and records unrealized gains or losses.  The fund records realized gains or losses at the time the  forward  contract  is closed  or  offset  by  another contract  with  the  same  broker  for the  same  settlement  date and currency.

2.       Non-U.S. investments

INVESTMENT  RISK - The risks of investing in securities of non-U.S.  issuers may include,  but are not  limited to,  investment  and  repatriation  restrictions;
revaluation of currencies;  adverse political, social and economic developments;
government involvement in the private sector; limited and less reliable investor information;  lack of  liquidity;  certain  local  tax law  considerations;  and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S.  withholding taxes  paid.  Gains  realized by the fund on the sale of  securities  in certain countries are subject to non-U.S.  taxes.  The fund records a liability based on unrealized gains to provide for potential  non-U.S.  taxes payable upon the sale of these  securities.  For the year  ended  September  30,  2005,  there were no
non-U.S.  withholding  taxes paid on realized  gains.  As of September 30, 2005,
non-U.S. taxes provided on unrealized gains were $1,585,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund  complies  with the  requirements  under  Subchapter  M of the Internal
Revenue Code applicable to mutual funds and intends to distribute  substantially all of its net taxable  income and net capital gains each year.  The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions  paid to shareholders  are based on net investment income and net realized gains  determined on a tax basis,  which may differ from net investment income and net realized gains for financial  reporting  purposes.
These  differences  are due  primarily to differing  treatment for items such as
non-U.S. currency gains and losses; short-term capital gains and losses; capital losses  related  to sales of  certain  securities  within  30 days of  purchase;
unrealized  appreciation  of certain  investments  in non-U.S.  securities;  and deferred  expenses.  The fiscal year in which amounts are distributed may differ from the year in which the net  investment  income  and net  realized  gains are recorded by the fund for financial reporting purposes. As of September 30, 2005,
the  cost  of  investment   securities  for  federal  income  tax  purposes  was
$31,070,362,000.

During the year ended September 30, 2005, the fund reclassified $10,348,000 from undistributed  net investment  income to  undistributed  net realized gains; and
reclassified  $94,000 from  undistributed net investment income and $136,800,000 from  undistributed  net realized  gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September  30, 2005,  the  components of  distributable  earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains                                             $465,516
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                  (7,407)
2004 through September 30, 2005
Undistributed long-term capital gains                                                                       2,363,366
Gross unrealized appreciation on investment securities                                                     12,199,349
Gross unrealized depreciation on investment securities                                                       (890,697)
Net unrealized appreciation on investment securities                                                       11,308,652

At the  beginning  of the year,  the fund had a  capital  loss  carryforward  of
$123,886,000  expiring  in 2011.  Undistributed  long-term  capital  gains above reflect the  utilization  of this capital loss  carryforward  to offset  capital gains realized by the fund.  During the year ended  September 30, 2005, the fund realized, on a tax basis, a net capital gain of $2,624,052,000.

Ordinary income distributions to shareholders from net investment income were as follows (dollars in thousands):

Share class                              Year ended September 30, 2005                  Year ended September 30, 2004
Class A                                                      $ 309,895                                      $ 208,248
Class B                                                          4,004                                          1,875
Class C                                                          3,023                                          1,601
Class F                                                          6,594                                          3,668
Class 529-A                                                      2,907                                          1,422
Class 529-B                                                        142                                             70
Class 529-C                                                        216                                            100
Class 529-E                                                        130                                             58
Class 529-F                                                         35                                             13
Class R-1                                                           33                                             21
Class R-2                                                        1,007                                            463
Class R-3                                                        3,656                                          1,256
Class R-4                                                        3,571                                            710
Class R-5                                                       14,428                                          8,787
Total                                                        $ 349,641                                      $ 228,292

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent  company of American  Funds Service  Company  ("AFS"),  the fund's transfer agent, and American Funds  Distributors,  Inc.  ("AFD"),  the principal underwriter of the fund's shares.

INVESTMENT  ADVISORY  SERVICES - The Investment  Advisory and Service  Agreement
with CRMC  provides for monthly fees  accrued  daily.  These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets  and  decreasing  to 0.365% on such  assets in excess of $44 billion.  CRMC is currently  waiving a portion of investment  advisory  services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005.  During the year ended  September  30, 2005, total investment  advisory services fees waived by CRMC were  $11,577,000.  As a result, the fee shown on the accompanying  financial statements of $153,160,000,
which  was  equivalent  to  an  annualized  rate  of  0.391%,   was  reduced  to
$141,583,000, or 0.361% of average daily net assets.

CLASS-SPECIFIC  FEES AND  EXPENSES - Expenses  that are  specific to  individual share classes are accrued  directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share  classes,  except Class R-5.  Under the plans,  the Board of
          Directors  approves  certain  categories  of expenses that are used to finance activities  primarily intended to sell fund shares and service existing  accounts.  The  plans  provide  for  payments,  based  on an annualized percentage of average daily net assets,  ranging from 0.25%
          to 1.00% as noted on the following  page. In some cases,  the Board of
          Directors  has limited  the amounts  that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into  agreements  with
          AFD for providing certain shareholder services.  The remaining amounts available  to be paid under  each plan are paid to selling  dealers to compensate them for their selling activities.

          For classes A and 529-A,  the Board of Directors has also approved the reimbursement  of dealer and  wholesaler  commissions  paid by AFD for certain  shares sold without a sales charge.  These classes  reimburse
          AFD for  amounts  billed  within  the prior 15 months  but only to the extent that the overall annual expense limit of 0.25% is not exceeded.
          As of September 30, 2005, there were no unreimbursed  expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with
          AFS for classes A and B. Under this  agreement,  these  share  classes compensate  AFS for  transfer  agent  services  including  shareholder recordkeeping,  communications and transaction processing. AFS is also compensated for certain transfer agent services  provided to all other share  classes  from the  administrative  services  fees  paid to CRMC described below.

          ADMINISTRATIVE  SERVICES  - The  fund has an  administrative  services agreement  with CRMC to  provide  transfer  agent  and  other  related shareholder services for all share classes other than classes A and B.
          Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for
          Class R-5) based on its  respective  average  daily net  assets.  Each relevant  share  class also pays AFS  additional  amounts  for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing  these  services.  CRMC has agreed to pay
          AFS on the fund's behalf for a portion of the transfer  agent services fees for some of the retirement plan share classes. For the year ended
          September  30, 2005,  the total  administrative  services fees paid by
          CRMC were $5,000 and $448,000  for classes R-1 and R-2,  respectively.
          Administrative  services fees are presented gross of any payments made by CRMC.  Each 529 share  class is  subject  to an  additional  annual administrative  services fee of 0.10% of its respective  average daily net assets;  this fee is payable to the  Commonwealth  of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are
          included  with  administrative   services  fees  on  the  accompanying
          financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses  under the  agreements  described  above  for the year  ended
          September 30, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $78,101          $33,672        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B         13,727            1,546         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          10,453         Included            $1,574              $266            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,818          Included             960                 105            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         609           Included             463                 57                 $ 350
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         694           Included              92                 35                   69
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         967           Included              128                 40                  97
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         107           Included              28                  4                   21
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          6            Included               6                  1                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          115           Included              16                 11             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         2,021          Included             404                1,168           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         2,702          Included              792                147            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          878           Included             603                  15            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included             1,297                6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $112,198          $35,218            $6,363             $1,855                $541
         --------------------------------------------------------------------------------------------------------------

DEFERRED   DIRECTORS'   COMPENSATION  -  Since  the  adoption  of  the  deferred
compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash  payment  of part or all of their  compensation.  These  deferred amounts,  which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American  Funds.  These amounts  represent  general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors'  compensation of $895,000,  shown on the accompanying financial statements,  includes $472,000 in current fees (either paid in cash or deferred) and a net increase of $423,000 in the value of the deferred amounts.

AFFILIATED  OFFICERS AND DIRECTORS - Officers and certain  Directors of the fund are or may be considered to be affiliated  with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share  transactions  in the fund were as follows  (dollars and shares in thousands):

                                                                            Sales(1)                     Reinvestments of dividends
Share class                                                            Amount        Shares                 Amount         Shares
Year ended September 30, 2005
Class A                                                           $ 3,519,807       129,012              $ 293,981         10,884
Class B                                                               171,655         6,419                  3,884            145
Class C                                                               286,755        10,722                  2,896            109
Class F                                                               198,055         7,279                  5,558            207
Class 529-A                                                           115,236         4,235                  2,907            108
Class 529-B                                                            15,654           584                    142              5
Class 529-C                                                            32,051         1,191                    216              8
Class 529-E                                                             7,407           274                    130              5
Class 529-F                                                             1,707            63                     35              1
Class R-1                                                               9,170           338                     32              1
Class R-2                                                             144,610         5,373                  1,006             38
Class R-3                                                             278,381        10,322                  3,650            136
Class R-4                                                             260,116         9,648                  3,568            133
Class R-5                                                             378,567        13,950                 14,198            526
Total net increase
   (decrease)                                                     $ 5,419,171       199,410              $ 332,203         12,306

Year ended September 30, 2004
Class A                                                           $ 4,020,983       165,166              $ 197,438          8,278
Class B                                                               287,862        11,987                  1,821             77
Class C                                                               382,845        16,021                  1,538             65
Class F                                                               312,735        12,909                  3,160            133
Class 529-A                                                           110,531         4,547                  1,422             60
Class 529-B                                                            20,410           848                     70              3
Class 529-C                                                            32,165         1,334                    100              4
Class 529-E                                                             6,751           279                     58              2
Class 529-F                                                             1,889            77                     13              1
Class R-1                                                               5,753           239                     21              1
Class R-2                                                             148,268         6,137                    463             20
Class R-3                                                             300,775        12,397                  1,256             53
Class R-4                                                             229,785         9,411                    710             30
Class R-5                                                             912,667        40,281                  8,613            362
Total net increase
   (decrease)                                                     $ 6,773,419       281,633              $ 216,683          9,089

                                                                         Repurchases(1)                    Net (decrease) increase
Share class                                                           Amount         Shares                  Amount         Shares
Year ended September 30, 2005
Class A                                                         $ (4,043,014)      (147,919)             $ (229,226)        (8,023)
Class B                                                             (123,263)        (4,571)                 52,276          1,993
Class C                                                             (132,427)        (4,926)                157,224          5,905
Class F                                                             (173,451)        (6,344)                 30,162          1,142
Class 529-A                                                          (15,950)          (581)                102,193          3,762
Class 529-B                                                           (2,491)           (93)                 13,305            496
Class 529-C                                                           (5,711)          (211)                 26,556            988
Class 529-E                                                             (879)           (32)                  6,658            247
Class 529-F                                                             (313)           (12)                  1,429             52
Class R-1                                                             (2,360)           (86)                  6,842            253
Class R-2                                                            (52,466)        (1,943)                 93,150          3,468
Class R-3                                                           (102,636)        (3,782)                179,395          6,676
Class R-4                                                            (86,720)        (3,195)                176,964          6,586
Class R-5                                                           (136,227)        (4,995)                256,538          9,481
Total net increase
   (decrease)                                                   $ (4,877,908)      (178,690)              $ 873,466         33,026

Year ended September 30, 2004
Class A                                                         $ (3,802,877)      (159,021)              $ 415,544         14,423
Class B                                                              (87,671)        (3,645)                202,012          8,419
Class C                                                              (88,015)        (3,682)                296,368         12,404
Class F                                                              (99,321)        (4,073)                216,574          8,969
Class 529-A                                                           (7,864)          (323)                104,089          4,284
Class 529-B                                                           (1,263)           (52)                 19,217            799
Class 529-C                                                           (2,938)          (121)                 29,327          1,217
Class 529-E                                                             (514)           (21)                  6,295            260
Class 529-F                                                              (80)            (3)                  1,822             75
Class R-1                                                             (1,681)           (70)                  4,093            170
Class R-2                                                            (35,587)        (1,469)                113,144          4,688
Class R-3                                                            (53,418)        (2,219)                248,613         10,231
Class R-4                                                            (33,282)        (1,369)                197,213          8,072
Class R-5                                                           (101,769)        (4,164)                819,511         36,479
Total net increase
   (decrease)                                                   $ (4,316,280)      (180,232)            $ 2,673,822        110,490

(1) Includes exchanges between share classes of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities,  of $11,132,185,000 and  $10,998,513,000,  respectively,  during the year ended September 30, 2005.

The fund  receives  a  reduction  in its  custodian  fee equal to the  amount of interest calculated on certain cash balances held at the custodian bank. For the year ended  September 30, 2005,  the custodian fee of  $7,504,000,  shown on the accompanying  financial  statements,  includes  $69,000  that was offset by this reduction, rather than paid in cash.

Financial highlights(1)

                                                                    Income (loss) from investment operations(2)
                                                                                           Net
                                         Net asset                               gains (losses)
                                            value,               Net             on securities             Total from
                                         beginning        investment            (both realized             investment
                                         of period      income (loss)           and unrealized)            operations
Class A:
 Year ended 9/30/2005                       $24.91              $.37                     $4.51                  $4.88
 Year ended 9/30/2004                        21.33               .23                      3.53                   3.76
 Year ended 9/30/2003                        16.50               .18                      4.82                   5.00
 Year ended 9/30/2002                        19.74               .17                     (3.14)                 (2.97)
 Year ended 9/30/2001                        28.66               .34                     (5.86)                 (5.52)
Class B:
 Year ended 9/30/2005                        24.50               .16                      4.43                   4.59
 Year ended 9/30/2004                        21.02               .04                      3.48                   3.52
 Year ended 9/30/2003                        16.28               .03                      4.75                   4.78
 Year ended 9/30/2002                        19.53               .02                     (3.11)                 (3.09)
 Year ended 9/30/2001                        28.54               .14                     (5.80)                 (5.66)
Class C:
 Year ended 9/30/2005                        24.41               .15                      4.40                   4.55
 Year ended 9/30/2004                        20.97               .03                      3.47                   3.50
 Year ended 9/30/2003                        16.27               .02                      4.75                   4.77
 Year ended 9/30/2002                        19.50               .03                     (3.14)                 (3.11)
 Period from 3/15/2001 to 9/30/2001          22.42              (.01)                    (2.83)                 (2.84)
Class F:
 Year ended 9/30/2005                        24.84               .36                      4.49                   4.85
 Year ended 9/30/2004                        21.29               .22                      3.52                   3.74
 Year ended 9/30/2003                        16.49               .17                      4.81                   4.98
 Year ended 9/30/2002                        19.72               .18                     (3.16)                 (2.98)
 Period from 3/15/2001 to 9/30/2001          22.59               .10                     (2.87)                 (2.77)
Class 529-A:
 Year ended 9/30/2005                        24.83               .36                      4.47                   4.83
 Year ended 9/30/2004                        21.29               .22                      3.51                   3.73
 Year ended 9/30/2003                        16.49               .19                      4.80                   4.99
 Period from 2/15/2002 to 9/30/2002          21.05               .11                     (4.67)                 (4.56)
Class 529-B:
 Year ended 9/30/2005                        24.51               .12                      4.42                   4.54
 Year ended 9/30/2004                        21.07                 -   (6)                3.48                   3.48
 Year ended 9/30/2003                        16.41               .01                      4.76                   4.77
 Period from 2/15/2002 to 9/30/2002          21.05               .02                     (4.66)                 (4.64)
Class 529-C:
 Year ended 9/30/2005                        24.51               .13                      4.42                   4.55
 Year ended 9/30/2004                        21.07               .01                      3.48                   3.49
 Year ended 9/30/2003                        16.41               .01                      4.76                   4.77
 Period from 2/15/2002 to 9/30/2002          21.05               .02                     (4.66)                 (4.64)
Class 529-E:
 Year ended 9/30/2005                        24.69               .27                      4.44                   4.71
 Year ended 9/30/2004                        21.19               .13                      3.50                   3.63
 Year ended 9/30/2003                        16.47               .11                      4.79                   4.90
 Period from 3/1/2002 to 9/30/2002           21.49               .08                     (5.10)                 (5.02)
Class 529-F:
 Year ended 9/30/2005                        24.80               .37                      4.46                   4.83
 Year ended 9/30/2004                        21.28               .21                      3.51                   3.72
 Year ended 9/30/2003                        16.50               .17                      4.79                   4.96
 Period from 9/17/2002 to 9/30/2002          17.65                 -   (6)               (1.15)                 (1.15)

Financial highlights (1)

                                                                 Income (loss) from investment operations(2)
                                                                                           Net
                                         Net asset                                gains(losses)
                                            value,               Net             on securities             Total from
                                         beginning        investment            (both realized             investment
                                         of period            income            and unrealized)            operations
Class R-1:
 Year ended 9/30/2005                       $24.48              $.16                     $4.41                  $4.57
 Year ended 9/30/2004                        21.08               .04                      3.47                   3.51
 Year ended 9/30/2003                        16.45               .04                      4.76                   4.80
 Period from 6/17/2002 to 9/30/2002          20.72               .01                     (4.28)                 (4.27)
Class R-2:
 Year ended 9/30/2005                        24.52               .16                      4.41                   4.57
 Year ended 9/30/2004                        21.10               .05                      3.48                   3.53
 Year ended 9/30/2003                        16.45               .05                      4.77                   4.82
 Period from 5/21/2002 to 9/30/2002          21.95               .02                     (5.52)                 (5.50)
Class R-3:
 Year ended 9/30/2005                        24.67               .29                      4.45                   4.74
 Year ended 9/30/2004                        21.19               .15                      3.49                   3.64
 Year ended 9/30/2003                        16.49               .12                      4.77                   4.89
 Period from 6/4/2002 to 9/30/2002           21.33               .04                     (4.88)                 (4.84)
Class R-4:
 Year ended 9/30/2005                        24.80               .38                      4.47                   4.85
 Year ended 9/30/2004                        21.28               .23                      3.50                   3.73
 Year ended 9/30/2003                        16.50               .18                      4.80                   4.98
 Period from 5/28/2002 to 9/30/2002          21.86               .07                     (5.43)                 (5.36)
Class R-5:
 Year ended 9/30/2005                        24.95               .45                      4.50                   4.95
 Year ended 9/30/2004                        21.37               .30                      3.53                   3.83
 Year ended 9/30/2003                        16.52               .23                      4.83                   5.06
 Period from 5/15/2002 to 9/30/2002          21.91               .09                     (5.48)                 (5.39)

Financial highlights(1)

                                                                          Dividends and distributions

                                                  Dividends
                                                  (from net           Distributions                  Total             Net asset
                                                 investment           (from capital          dividends and            value, end
                                                     income)                  gains)         distributions             of period
Class A:
 Year ended 9/30/2005                                 $(.26)                    $ -                  $(.26)               $29.53
 Year ended 9/30/2004                                  (.18)                      -                   (.18)                24.91
 Year ended 9/30/2003                                  (.17)                      -                   (.17)                21.33
 Year ended 9/30/2002                                  (.27)                      -                   (.27)                16.50
 Year ended 9/30/2001                                  (.30)                  (3.10)                 (3.40)                19.74
Class B:
 Year ended 9/30/2005                                  (.08)                      -                   (.08)                29.01
 Year ended 9/30/2004                                  (.04)                      -                   (.04)                24.50
 Year ended 9/30/2003                                  (.04)                      -                   (.04)                21.02
 Year ended 9/30/2002                                  (.16)                      -                   (.16)                16.28
 Year ended 9/30/2001                                  (.25)                  (3.10)                 (3.35)                19.53
Class C:
 Year ended 9/30/2005                                  (.08)                      -                   (.08)                28.88
 Year ended 9/30/2004                                  (.06)                      -                   (.06)                24.41
 Year ended 9/30/2003                                  (.07)                      -                   (.07)                20.97
 Year ended 9/30/2002                                  (.12)                      -                   (.12)                16.27
 Period from 3/15/2001 to 9/30/2001                    (.08)                      -                   (.08)                19.50
Class F:
 Year ended 9/30/2005                                  (.25)                      -                   (.25)                29.44
 Year ended 9/30/2004                                  (.19)                      -                   (.19)                24.84
 Year ended 9/30/2003                                  (.18)                      -                   (.18)                21.29
 Year ended 9/30/2002                                  (.25)                      -                   (.25)                16.49
 Period from 3/15/2001 to 9/30/2001                    (.10)                      -                   (.10)                19.72
Class 529-A:
 Year ended 9/30/2005                                  (.25)                      -                   (.25)                29.41
 Year ended 9/30/2004                                  (.19)                      -                   (.19)                24.83
 Year ended 9/30/2003                                  (.19)                      -                   (.19)                21.29
 Period from 2/15/2002 to 9/30/2002                       -                       -                      -                 16.49
Class 529-B:
 Year ended 9/30/2005                                  (.06)                      -                   (.06)                28.99
 Year ended 9/30/2004                                  (.04)                      -                   (.04)                24.51
 Year ended 9/30/2003                                  (.11)                      -                   (.11)                21.07
 Period from 2/15/2002 to 9/30/2002                       -                       -                      -                 16.41
Class 529-C:
 Year ended 9/30/2005                                  (.07)                      -                   (.07)                28.99
 Year ended 9/30/2004                                  (.05)                      -                   (.05)                24.51
 Year ended 9/30/2003                                  (.11)                      -                   (.11)                21.07
 Period from 2/15/2002 to 9/30/2002                       -                       -                      -                 16.41
Class 529-E:
 Year ended 9/30/2005                                  (.18)                      -                   (.18)                29.22
 Year ended 9/30/2004                                  (.13)                      -                   (.13)                24.69
 Year ended 9/30/2003                                  (.18)                      -                   (.18)                21.19
 Period from 3/1/2002 to 9/30/2002                        -                       -                      -                 16.47
Class 529-F:
 Year ended 9/30/2005                                  (.24)                      -                   (.24)                29.39
 Year ended 9/30/2004                                  (.20)                      -                   (.20)                24.80
 Year ended 9/30/2003                                  (.18)                      -                   (.18)                21.28
 Period from 9/17/2002 to 9/30/2002                       -                       -                      -                 16.50

Financial highlights (1)

                                                         Dividends and distributions

                                                  Dividends
                                                  (from net     Distributions                     Total           Net asset
                                                 investment     (from capital             dividends and          value, end
                                                     income)            gains)            distributions           of period
Class R-1:
 Year ended 9/30/2005                                 $(.10)              $ -                     $(.10)             $28.95
 Year ended 9/30/2004                                  (.11)                -                      (.11)              24.48
 Year ended 9/30/2003                                  (.17)                -                      (.17)              21.08
 Period from 6/17/2002 to 9/30/2002                       -                 -                         -               16.45
Class R-2:
 Year ended 9/30/2005                                  (.11)                -                      (.11)              28.98
 Year ended 9/30/2004                                  (.11)                -                      (.11)              24.52
 Year ended 9/30/2003                                  (.17)                -                      (.17)              21.10
 Period from 5/21/2002 to 9/30/2002                       -                 -                         -               16.45
Class R-3:
 Year ended 9/30/2005                                  (.21)                -                      (.21)              29.20
 Year ended 9/30/2004                                  (.16)                -                      (.16)              24.67
 Year ended 9/30/2003                                  (.19)                -                      (.19)              21.19
 Period from 6/4/2002 to 9/30/2002                        -                 -                         -               16.49
Class R-4:
 Year ended 9/30/2005                                  (.28)                -                      (.28)              29.37
 Year ended 9/30/2004                                  (.21)                -                      (.21)              24.80
 Year ended 9/30/2003                                  (.20)                -                      (.20)              21.28
 Period from 5/28/2002 to 9/30/2002                       -                 -                         -               16.50
Class R-5:
 Year ended 9/30/2005                                  (.32)                -                      (.32)              29.58
 Year ended 9/30/2004                                  (.25)                -                      (.25)              24.95
 Year ended 9/30/2003                                  (.21)                -                      (.21)              21.37
 Period from 5/15/2002 to 9/30/2002                       -                 -                         -               16.52

Financial highlights(1)

                                                                       atio of expenses       Ratio of expenses
                                                                              to average              to average          Ratio of
                                                         Net assets,     net assets before   net assets after    net income (loss)
                                               Total   end of period     reimbursements/         reimbursements/        to average
                                           return (3)   (in millions)            waivers              waivers (4)        net assets
Class A:
 Year ended 9/30/2005                         19.68%         $35,342                .77%              .74%              1.36%
 Year ended 9/30/2004                          17.65          30,011                 .78               .78               .93
 Year ended 9/30/2003                          30.48          25,388                 .83               .83               .93
 Year ended 9/30/2002                         (15.36)         20,497                 .82               .82               .84
 Year ended 9/30/2001                         (21.47)         25,094                 .78               .78              1.40
Class B:
 Year ended 9/30/2005                          18.76           1,493                1.54              1.51               .60
 Year ended 9/30/2004                          16.77           1,212                1.55              1.55               .18
 Year ended 9/30/2003                          29.44             863                1.62              1.62               .16
 Year ended 9/30/2002                         (16.04)            579                1.60              1.60               .11
 Year ended 9/30/2001                         (22.06)            445                1.57              1.57               .60
Class C:
 Year ended 9/30/2005                          18.67           1,197                1.60              1.57               .55
 Year ended 9/30/2004                          16.70             868                1.61              1.61               .14
 Year ended 9/30/2003                          29.39             485                1.66              1.66               .12
 Year ended 9/30/2002                         (16.05)            277                1.64              1.64               .14
 Period from 3/15/2001 to 9/30/2001           (12.78)             87                1.76  (5)         1.76   (5)        (.06) (5)
Class F:
 Year ended 9/30/2005                          19.62             786                 .82               .79              1.32
 Year ended 9/30/2004                          17.59             635                 .84               .84               .91
 Year ended 9/30/2003                          30.39             353                 .87               .87               .91
 Year ended 9/30/2002                         (15.41)            189                 .88               .88               .89
 Period from 3/15/2001 to 9/30/2001           (12.34)             60                 .90  (5)          .90   (5)         .84  (5)
Class 529-A:
 Year ended 9/30/2005                          19.55             427                 .85               .82              1.31
 Year ended 9/30/2004                          17.57             267                 .86               .86               .90
 Year ended 9/30/2003                          30.46             138                 .83               .83               .98
 Period from 2/15/2002 to 9/30/2002           (21.66)             55                 .96  (5)          .96   (5)         .95  (5)
Class 529-B:
 Year ended 9/30/2005                          18.54              81                1.71              1.68               .44
 Year ended 9/30/2004                          16.53              56                1.74              1.74               .01
 Year ended 9/30/2003                          29.21              31                1.78              1.78               .03
 Period from 2/15/2002 to 9/30/2002           (22.04)             12                1.76  (5)         1.76   (5)         .14  (5)
Class 529-C:
 Year ended 9/30/2005                          18.62             117                1.70              1.67               .46
 Year ended 9/30/2004                          16.56              75                1.73              1.72               .03
 Year ended 9/30/2003                          29.21              39                1.77              1.77               .05
 Period from 2/15/2002 to 9/30/2002           (22.04)             15                1.75  (5)         1.75   (5)         .16  (5)
Class 529-E:
 Year ended 9/30/2005                          19.16              26                1.18              1.15               .99
 Year ended 9/30/2004                          17.17              16                1.20              1.20               .56
 Year ended 9/30/2003                          29.92               8                1.23              1.23               .60
 Period from 3/1/2002 to 9/30/2002            (23.36)              2                1.21  (5)         1.21   (5)         .67  (5)
Class 529-F:
 Year ended 9/30/2005                          19.58               5                 .82               .79              1.35
 Year ended 9/30/2004                          17.50               3                 .95               .95               .84
 Year ended 9/30/2003                          30.25               1                 .97               .97               .89
 Period from 9/17/2002 to 9/30/2002            (6.52)              -(7)                -  (8)            -   (8)           -  (8)

Financial highlights (1)

                                                                       Ratio of expenses       Ratio of expenses
                                                                          to average net          to average net          Ratio of
                                                         Net assets,       assets before            assets after         net income
                                               Total   end of period     reimbursements/         reimbursements/         to average
                                              return    (in millions)            waivers              waivers (4)       net assets
Class R-1:
 Year ended 9/30/2005                         18.63%             $16               1.66%             1.59%                   .57%
 Year ended 9/30/2004                          16.71               8                1.69              1.63                    .16
 Year ended 9/30/2003                          29.35               3                1.89              1.65                    .20
 Period from 6/17/2002 to 9/30/2002           (20.61)              -(7)              .91               .47                    .04
Class R-2:
 Year ended 9/30/2005                          18.69             335                1.76              1.56                    .59
 Year ended 9/30/2004                          16.74             198                1.88              1.59                    .20
 Year ended 9/30/2003                          29.43              72                2.13              1.61                    .26
 Period from 5/21/2002 to 9/30/2002           (25.01)              4                 .74               .58                    .11
Class R-3:
 Year ended 9/30/2005                          19.31             665                1.10              1.07                   1.07
 Year ended 9/30/2004                          17.19             397                1.18              1.18                    .62
 Year ended 9/30/2003                          29.85             124                1.23              1.23                    .64
 Period from 6/4/2002 to 9/30/2002            (22.69)              5                 .45               .39                    .21
Class R-4:
 Year ended 9/30/2005                          19.60             515                 .79               .76                   1.40
 Year ended 9/30/2004                          17.64             271                 .83               .83                    .95
 Year ended 9/30/2003                          30.38              61                 .88               .87                    .91
 Period from 5/28/2002 to 9/30/2002           (24.52)              1                 .41               .30                    .36
Class R-5:
 Year ended 9/30/2005                          19.97           1,485                 .52               .49                   1.63
 Year ended 9/30/2004                          17.96           1,016                 .53               .52                   1.22
 Year ended 9/30/2003                          30.84              91                 .55               .55                   1.23
 Period from 5/15/2002 to 9/30/2002           (24.60)             60                 .20               .20                    .46

                                                                                 Year ended September 30
                                                             2005           2004             2003          2002        2001

Portfolio turnover rate for all classes of shares            30%            19%              28%           26%         32%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
    In addition, during the start-up period for the retirement plan share classes (except Class R-5),
    CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than one cent.
(7) Amount less than $1 million.
(8) Amount less than .01 percent.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities,  including the summary investment  portfolio,  and the related statements of operations and changes  in net assets  and the  financial  highlights  present  fairly,  in all material  respects,  the financial  position of New Perspective  Fund, Inc. (the
"Fund") at September 30, 2005,  the results of its  operations for the year then ended,  the  changes  in its net  assets for each of the two years in the period then ended and its financial  highlights for each of the periods  presented,  in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial  statements") are the  responsibility of the Fund's management;
our responsibility is to express an opinion on these financial  statements based on our  audits.  We  conducted  our  audits  of these  financial  statements  in accordance with the standards of the Public Company  Accounting  Oversight Board
(United States).  Those standards  require that we plan and perform the audit to obtain reasonable  assurance about whether the financial  statements are free of material  misstatement.  An audit includes examining,  on a test basis, evidence supporting the amounts and  disclosures in the financial  statements,  assessing the accounting principles used and significant estimates made by management, and evaluating the overall  financial  statement  presentation.  We believe that our audits, which included confirmation of securities owned at September 30, 2005 by correspondence  with the custodian and brokers,  provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 2005

Tax information unaudited

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders  during such fiscal year. The information below is provided for the fund's fiscal year ended September 30, 2005.

The amount of foreign tax credit passed through to  shareholders  for the fiscal year is  $65,343,000.  Foreign  source  income earned by the fund for the fiscal year was $683,517,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate  shareholders may exclude up to 70% of qualifying dividends.  The fund designates $220,071,000 of dividends received as qualified dividend income.

For state tax  purposes,  certain  states may exempt from income  taxation  that portion of the income  dividends  paid by the fund that were derived from direct
U.S. government obligations.  The fund designates $1,094,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL  SHAREHOLDERS  SHOULD  REFER  TO THEIR  FORM  1099-DIV  OR OTHER  TAX
INFORMATION  WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR
AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS.  SHAREHOLDERS  SHOULD  CONSULT
THEIR TAX ADVISERS.